                    [BOULDER TOTAL RETURN FUND, INC. LOGO]
                               QUARTERLY REPORT

Dear Shareholder:

     The Boulder Total Return Fund, Inc. is headed down a new road. On August 27, 1999, shareholders approved the following: a change in the Fund's objective to total return; three new advisers for the Fund -- Boulder Investment Advisers, Stewart Investment Advisers, and Spectrum Asset Management; the Fund's new name -- Boulder Total Return Fund, Inc.; and the amendment of certain investment restrictions. Approximately 70% of all outstanding shares returned their proxies, and 92% of those shareholders returning their proxies voted in favor of all proposals. Of the non-Horejsi shares voted at the meeting (affiliates of Mr. Horejsi own approximately 42% of the common shares), more than 75% were voted in favor of all the proposals, including changing the Fund's objective. This was a good turnout, and we'd like to thank all shareholders for their enthusiastic support.

     If you've been searching in your paper for the Fund's stock quote under the "P's" for the Preferred Income Management Fund (the former symbol and name for the Fund), you need to start looking under "B" for Boulder Total Return Fund. It's still traded on the New York Stock Exchange, but it has a new symbol, "BTF." Furthermore, in light of the Fund's new objective, the Fund's NAV is now reported under a new Lipper investment objective category -- "General
Equity" -- and not "Preferred Funds." Lipper publishes our NAV on Monday of each week in The Wall Street Journal and Barron's.

     Now, with those changes approved, we can begin investing in common stocks more significantly. In fact, we have already bought a few, most notably Berkshire Hathaway -- both the "A" shares and the "B" shares. Berkshire Hathaway shares are off their highs on the year, and we believe over the long term this is a sound investment. We have not set rigid asset allocation goals, nor do we have any specified time frame over which we would like to get invested in common stocks. We feel that by setting such goals, we may be forced to invest at times when we'd rather not.

     Even though we've been buying some non-dividend paying common stocks, there should be ample earnings left in the tank to continue paying the Fund's monthly dividend for the remainder of 1999. After that, we'll have to take a fresh look at the portfolio and determine the dividend, at which time a switch will probably be made to a quarterly dividend payout, rather than monthly. As we have said, the Fund's dividend will decrease. This is not bad! We know that a dividend cut by an income fund is viewed unfavorably. Funds often cut their dividends when their income declines due to high coupon issues being called away from them (frequently at inopportune times). However, we're not an income fund anymore, and we will be reducing the dividend for an entirely different reason, namely, investing in common stocks. Since the size and availability of our dividend is in large part dependent on how quickly the Fund becomes invested in common stocks, and since our investments in commons will depend on what the market gives us, we are unable to predict what, if any, dividend the Fund will be capable of paying in the future. As you know, the Fund must pay its preferred shareholders first, and whatever is left over will go into the common shareholder's pocket.

     Regarding realized gains and losses, the Fund stands at just over $0.50 per share of net realized gains, virtually all of which were realized in the first 6 months of the year. Because interest rates have gone higher this year, the value of most preferreds has decreased. So the portfolio has some securities with unrealized losses. If those losses can be realized before year-end (11/30), the size of the year-end payout can be reduced, which makes sense to do, since it's a taxable event.

     The Fund's net asset value has gone from $15.01 at the end of last quarter to $14.22 at the end of this quarter. Some of this was due to an increase in interest rates, and some due to preferred stocks dropping more than treasury securities. Please read the comments from Spectrum, the Fund's preferred stock adviser. After you take into account the 3 monthly dividends received, the total return on the NAV for the quarter ended August 31st was -3.4%.

     We are enthusiastic about the shareholder support we received on the recent proposals. We have high expectations of ourselves and the Fund and look forward to a productive future.

                                       Sincerely,



                                       /s/ Stephen C. Miller
                                       Stephen C. Miller
                                       President

August 31, 1999
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--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

SUMMARY OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)
------------------------------------------

                                                                         PERCENT OF
                                                               VALUE     TOTAL NET
                                                              (000'S)      ASSETS
                                                              --------   ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities..............................................  $  4,426       2.1%
     Banking................................................    21,902      10.3
     Industrial.............................................       472       0.2
                                                              --------     -----
          Total Adjustable Rate.............................    26,800      12.6
                                                              --------     -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities..............................................    59,718      28.3
     Banking................................................    46,275      21.9
     Financial Services.....................................    27,190      12.8
     Insurance..............................................    19,125       9.0
     Miscellaneous Industries...............................    13,758       6.5
                                                              --------     -----
          Total Fixed Rate..................................   166,066      78.5
                                                              --------     -----
TOTAL PREFERRED STOCKS AND SECURITIES.......................   192,866      91.1
COMMON STOCKS
     Utilities..............................................       233       0.1
     Insurance..............................................     5,348       2.5
                                                              --------     -----
          Total Common Stocks...............................     5,581       2.6
REPURCHASE AGREEMENT........................................     9,998       4.7
PURCHASED PUT OPTIONS.......................................     3,625       1.7
                                                              --------     -----
TOTAL INVESTMENTS...........................................   212,070     100.1
OTHER ASSETS AND LIABILITIES (NET)..........................      (287)     (0.1)
                                                              --------     -----
          TOTAL NET ASSETS..................................  $211,783     100.0%
                                                              ========     =====

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------------------

                                                                                                          DIVIDEND
                                                              DIVIDEND    NET ASSET        NYSE         REINVESTMENT
                                                                PAID        VALUE      CLOSING PRICE     Price (1)
                                                              --------    ---------    -------------    ------------
December 31, 1998...........................................   $0.820      $15.27        $13.1250          $13.22
January 31, 1999............................................    0.077       15.17         12.0000           12.08
February 28, 1999...........................................    0.077       15.19         12.1875           12.22
March 31, 1999..............................................    0.077       15.11         12.0000           11.97
April 30, 1999..............................................    0.077       15.13         11.8130           11.85
May 31, 1999................................................    0.077       15.01         11.7500           11.77
June 30, 1999...............................................    0.077       14.82         11.5000           11.52
July 31, 1999...............................................    0.077       14.50         11.3750           11.30
August 31, 1999.............................................    0.077       14.22         11.3750           11.34

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
              ------------------------------------------------------------------

OPERATIONS:
    Net investment income........................................  $  9,402,357
    Net realized gain on investments sold........................     4,334,613
    Net unrealized depreciation of investments during the
     period......................................................   (14,625,208)
                                                                   ------------
        Net decrease in net assets from operations...............      (888,238)
DISTRIBUTIONS:
    Dividends paid from net investment income to MMP*
     Shareholders................................................    (2,381,520)
    Distributions paid from net realized capital gains to
     MMP* Shareholders(3)........................................      (254,263)
    Dividends paid from net investment income to Common
     Stock Shareholders(2).......................................    (7,474,760)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders(3)................................    (6,047,683)
                                                                   ------------
        Net decrease in net assets...............................   (17,046,464)
NET ASSETS:
    Beginning of period..........................................   228,829,064
                                                                   ------------
    End of period................................................  $211,782,600
                                                                   ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
             -------------------------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period.......................  $      16.06
                                                                 ------------
    Net investment income......................................          1.00
    Net realized gain and unrealized depreciation on
     investments...............................................         (1.11)
                                                                 ------------
    Net decrease in net asset value resulting from
     investment operations.....................................         (0.11)
DISTRIBUTIONS:
    Dividends paid from net investment income to MMP*
     Shareholders..............................................         (0.25)
    Distributions paid from net realized capital gains to
     MMP* Shareholders(3)......................................         (0.03)
    Dividends paid from net investment income to Common
     Stock Shareholders(2).....................................         (0.79)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders(3)..............................         (0.64)
    Change in accumulated undeclared dividends on MMP*
     Shareholders..............................................         (0.02)
                                                                 ------------
    Total distributions........................................         (1.73)
                                                                 ------------
    Net asset value, end of period.............................  $      14.22
                                                                 ============
    Market value, end of period................................  $     11.375
                                                                 ============
    Common shares outstanding, end of period...................     9,416,743
                                                                 ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
  SHAREHOLDERS:
    Net investment income......................................          6.16%**
    Operating expenses.........................................          1.88%**
SUPPLEMENTAL DATA:
    Portfolio turnover rate....................................            36%
---------------------------------------------------------------

Ratio of operating expenses to Total Average Net Assets
  including MMP*...............................................          1.21%**

(1) These tables summarize the nine months ended August 31, 1999 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1998.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TM) Stock.
**  Annualized.

                             FROM SPECTRUM ASSET MANAGEMENT

         DIRECTORS           The 3rd fiscal quarter ended August 31, 1999
   Alfred G. Aldridge Jr.    was a turbulent quarter for the preferred
      Richard I. Barr        securities markets, primarily caused by the Fed
       James G. Duff         raising the Federal Funds rate by 50 basis points
    Stewart R. Horejsi       (bps) over the period. This was the first time the
     Stephen C. Miller       Federal Reserve Bank increased the funds rate since
                             March 1996 and it set off a spread widening trend
                             (discussed below) across most of the US credit
         OFFICERS            markets. The continued strong economic growth in
                             the US has caused Alan Greenspan to become
     Stephen C. Miller       increasingly nervous with the "new era" economy and
         President           its ability to grow above trendline (2.5%-3%)
                             without any meaningful inflationary excesses.
       Carl D. Johns         Indeed, rising energy prices, union wage increases
    Vice President and       and a strong orders component of the National
         Treasurer           Association of Purchasing Managers are some of the
                             signals that seem to be raising inflationary
    Laura C. Rhodenbaugh     warning signs. As a result, long-term interest
         Secretary           rates (which impact the Fund's valuations) have
                             moved 34 basis points higher during the period from
    Stephanie J. Kelley      5.83% to 6.17%. It is possible that long-term
    Assistant Secretary      interest rates will continue to edge modestly
                             higher if the Fed increases rates by another 25bps.
                             This would completely reverse the 75bp rate cut
QUESTIONS CONCERNING YOUR    that stemmed from the "flight to quality" events in
SHARES OF THE FUND?          the fiscal first quarter ending February 28, 1999.
                                  During the current fiscal period, preferred
If your shares are held in   securities were pressured by rising interest
a Brokerage Account          rates -- this risk was somewhat offset by the
contact your broker. If      adjustments on the purchased put options on
you have physical            Treasury futures the Fund uses for hedging. Despite
possession of your shares    this hedge, there was some performance slippage
in certificate form,         caused by wider spread valuations in preferred and
contact the Fund's           capital securities. The wider spreads in preferreds
Transfer Agent &             are largely explained by 1) wider spreads overall
Shareholder Servicing        in the corporate bond sector, 2) a supply overhang
Agent -- First Data          from the 2nd quarter in the $25 par sector, 3)
Investor Services Group,     decreased dealer participation in the secondary
Inc.                         markets and 4) wider municipal bond spreads.
                             Certainly yields have been higher in preferred
                             securities, but dollar prices in some cases have
      P.O. Box 1376          never been so low.
    Boston, MA 02104
     1-800-331-1710

                             /s/ Phil Jacoby
This report is sent to
shareholders of Boulder      Phil Jacoby,
Total Return Fund, Inc.      Vice President, Spectrum Asset Management
for their information.
It is not a prospectus,
circular or
representation intended
for use in the purchase
or sale of shares of the
Fund or of any
securities mentioned in
this report.